SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                       November 5, 1997
              Date of Report (Date of earliest event reported)

                 AMERICAN OILFIELD DIVERS, INC.
        (Exact name of Registrant as specified in its charter)


    LOUISIANA             0-22032             72-0918249
 (State or other      (Commission File     (I.R.S. Employer
   jurisdiction           Number)           Identification
of incorporation)                              Number)


              900 Town & Country Lane, Suite 400
                     Houston, Texas  77024
      (Address of principal executive offices)  (Zip Code)

                        (713) 430-1100
      (Registrant's telephone number, including area code)

                        Not Applicable
     (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On November 6, 1997, Registrant announced its fiscal 1997 third quarter earnings and other matters.
Such matters are described in the press release attached hereto as Exhibit 99.1.

     On November 13, 1997, Registrant announced awards of approximately $10 million in projects.


Item 7.   Financial Statements and Exhibits.

     (a)  No financial statements are filed with this report.

     (b)  Exhibits.


          99.1 Press   release   issued  by  American
               Oilfield Divers, Inc. on  November  6, 1997
               concerning   fiscal   1997   third  quarter
               earnings and other matters.

          99.2  Press release issued by American Oilfield
                Divers, Inc. on November 13, 1997 concerning awards of approximately $10 million in projects.

                     SIGNATURES

     Pursuant  to the requirements of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       By:  /s/ Cathy M. Green
                           __________________________
                                Cathy M. Green
                          Vice President- Finance and
                            Chief Financial Officer
                            (Principal Financial
                           and Accounting Officer)
Dated: November 13, 1997

                EXHIBIT INDEX


     99.1 Press release issued by American Oilfield Divers, Inc. on November 6, 1997 concerning fiscal 1997 third quarter earnings and other matters.

     99.2 Press release issued by American Oilfield Divers, Inc. on November 13, 1997 concerning the awards of $10 million in projects.